Exhibit 10.25
1. CONTRACT ID CODE PAGE OF PAGES 1 4 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 2. AMENDMENT/MODIFICATION NO: 011 3. EFFECTIVE DATE See block 16C 4. REQUISITION/PURC N/A 5. PROJECT NO. (If applicable) N/A 6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODE Office of Acquisition Management, Contracts & Grants U.S. Department of Health and Human Services 330 Independence Avenue, SW Room G640 Washington, DC 20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) BioCryst Pharmaceuticals, Inc. 4505 Emperor Boulevard, Suite 200 Durham, NC 27703 DUNS 61-819-4609 TIN 62-1413174 10A. MODIFICATION OF CONTRACT/ ORDER HHS0100200700032C~S.CONT CODE FACILITY CODE 10B. DATED (SEE ITEM 13) 01-03-07 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ Is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or elegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to he opening hour and date specified. LOC# CAN# 12. ACCOUNTING AND APPROPRIATION DATA (If required) 50CC: DOC# TIN# 3. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14 A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: D. THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.232-20 (April 84) Limitation of Cost OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor D is not, [X] is required to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF MODIFICATION (Organized by UCF section headings, Including solicitation/contract subject matter where feasible) PURPOSE: The purpose of this modification is to: 1. Reflect agreement on the path forward in the advanced development of peramivir; Articles B, F and J of the contract are modified as described in the attached pages. 2. increase the total contract amount by $55,000,000 from $179,852,147 to $234,852,147 3. Extend the contract completion date by 24 months from December 31, 2011, to December 31,2013. I5A. NAME AND TITLE OF SIGNER (Type or print) Jon P. Stonehouse CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Schuyler T. Eldridge 5B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16C. DATE SIGNED 2-23-11 2/23/11 (Signature of person authorized to sign) (Signature of Contracting Officer) OMB No. 0990-0115 STANDARD FORM 30 (REV. 10-83)